UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 22, 1996


                     SOUTHEASTERN PUBLIC SERVICE COMPANY
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


       DELAWARE                 1-4351         13-5534018
    --------------           -----------      -----------------
   (State or other           (Commission      (I.R.S. Employer
    jurisdiction of           File No.)       Identification No.)
    incorporation of
    organization)


          5100 North Federal Highway
          Fort Lauderdale, Florida                     33308
     -------------------------------------        -------------
     (Address of principal executive office)        (Zip code)


Registrant's telephone number, including area code:(954) 938-0070




               -----------------------------------------------
                      (Former name or former address, if
                          changed since last report)

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Item 5.   Other Events.

     On February 22, 1996, the Registrant and Triarc Companies, Inc., the parent of the Registrant, announced that the Registrant has completed the redemption of all of its outstanding 11-7/8% Senior Subordinated Debentures
due February 1, 1998.   The Registrant intends to file a Form 15 with the
Securities and Exchange Commission and to cease filing reports under the Securities and Exchange Act of 1934, as amended, in the near future.

     A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits

     99.1 Press release dated February 22, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHEASTERN PUBLIC SERVICE COMPANY




Date:  February 22, 1996      By:  Joseph A. Levato
                                   -----------------------
                                   Joseph A. Levato
                                   Executive Vice President and
                                   Chief Financial Officer

                                Exhibit Index


Exhibit
No.            Description                                  Page No.
--------       ------------                                 --------

99.1           Press release dated February 22, 1996

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